                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 October 18, 2001
                                                  -----------------------------------------------

                                    ILLUMINET HOLDINGS, INC.
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                     (Exact name of registrant as specified in its charter)

                DELAWARE                         0-27555                    36-4042177
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      (State or other jurisdiction             (Commission                (IRS Employer
           of incorporation)                   File Number)            Identification No.)

4501 Intelco Loop, S.E., Lacey, Washington                                   98503
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            (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code                  (360) 493-6000
                                                       ------------------------------------------

                                         Not applicable
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                 (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

        (c)    EXHIBITS.  The following exhibits are filed herewith:

99.1    Press Release dated October 18, 2001.

Item 9.  Regulation FD Disclosure.

     On October 18, 2001, the registrant issued a press release announcing financial results for its third quarter ended September 30, 2001. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2001                   ILLUMINET HOLDINGS, INC.

                                          By: /s/ Daniel E. Weiss
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                                             Daniel E. Weiss, Vice President--
                                             Finance and Chief Financial Officer